UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 29, 2008
                Date of Report (Date of earliest event reported)


                               EPICEPT CORPORATION
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                  000-51290            52-1841431
    ------------------------------------------------------------------------
   (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)               File Number)       Identification No.)


       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                    10591
    ------------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)


       (914) 606-3500 (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On February 29, 2008, EpiCept Corporation (the "Registrant")
            issued a press release announcing its operating and financial results for the quarter and year ended December 31, 2007. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

                  This information shall not be deemed "filed" for purposes of
            Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            (c) Exhibits

            99.1 Press release of EpiCept Corporation, dated February 29, 2008, announcing the operating and financial results for the quarter and year ended December 31, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EPICEPT CORPORATION


                                                /s/ ROBERT W. COOK
                                                -----------------------------
                                                Name:  Robert W. Cook
                                                Title: Chief Financial Officer

Date:  February 29, 2008

                                  EXHIBIT INDEX

EXHIBIT                                   DESCRIPTION
-------                                   -----------

  99.1 Press release of EpiCept Corporation, dated February 29, 2008, announcing the operating and financial results for the quarter and year ended December 31, 2007.